                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.5

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

I.  RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                               $  285,291.52
      Available Funds:
          Contract Payments due and received in this period                                                             2,979,073.48
          Contract Payments due in prior period(s) and received in this period                                            125,744.65
          Contract Payments received in this period for next period                                                        52,470.23
          Sales, Use and Property Tax payments received                                                                    89,530.60
          Prepayment Amounts related to early termination in this period                                                   32,545.13
          Servicer Advance                                                                                              1,305,905.63
          Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
          Transfer from Reserve Account                                                                                 2,394,789.69
          Interest earned on Collection Account                                                                             3,588.14
          Interest earned on SPG Account                                                                                    1,097.49
          Proceeds from repurchase of Contracts per Contribution and Servicing
            Agreement Section 5.03                                                                                              0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
            (Substituted contract < Predecessor contract)                                                                       0.00
          Amounts paid under insurance policies                                                                                 0.00
          Maintenance, Late Charges and any other amounts                                                                       0.00

                                                                                                                       -------------
      Total Available Funds                                                                                             7,270,036.56
      Less: Amounts to be Retained in Collection Account                                                                  178,012.72
                                                                                                                       -------------
      AMOUNT TO BE DISTRIBUTED                                                                                          7,092,023.84
                                                                                                                       =============

      DISTRIBUTION OF FUNDS:
          1. To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                                     0.00
          2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                   267,698.81
          3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                a) Class A1 Principal and Interest                                                                              0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                                          0.00
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                                          0.00
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                                  6,629,041.31
                a) Class A5 Principal (distributed after A4 Note matures) and Interest                                          0.00
                b) Class B Principal and Interest                                                                           8,096.87
                c) Class C Principal and Interest                                                                          16,458.99
                d) Class D Principal and Interest                                                                          11,908.29
                e) Class E Principal and Interest                                                                          21,515.65

          4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                            0.00
          5. To Issuer - Residual Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                  0.00
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                 0.00
                c) Reserve Account Distribution (Provided no Restricting or Amortization
                    Event in effect)                                                                                            0.00
          6. To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other amounts                    94,216.23
          7. To Servicer, Servicing Fee and other Servicing Compensations                                                  43,087.70
                                                                                                                       -------------
      TOTAL FUNDS DISTRIBUTED                                                                                           7,092,023.84
                                                                                                                       =============

                                                                                                                       -------------
      End of Period Collection Account Balance {Includes Payments in Advance &
       Restricting Event Funds (if any)}                                                                                  178,012.72
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                          200,000.00   2,386,109.30
      - Add Investment Earnings                                                                                138.47       8,541.92
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
      - Less Distribution to Certificate Account                                                               138.47   2,394,651.22
                                                                                                           ----------  -------------
End of period balance                                                                                      200,000.00           0.00
                                                                                                           ==========  =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
                                                                                                           ----------  -------------
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                 200,000.00   4,876,395.87
                                                                                                           ==========  =============

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Pool A                                            89,862,655.27
                               Pool B                                            11,398,629.09
                                                                                --------------
                                                                                                                    101,261,284.36
Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   434,935.25
Class A Monthly Interest - Pool B                                                    55,169.36

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                5,259,804.91
Class A Monthly Principal - Pool B                                                  879,131.78
                                                                                --------------
                                                                                                                      6,138,936.69

Ending Principal Balance of the Class A Notes
                               Pool A                                            84,602,850.36
                               Pool B                                            10,519,497.31
                                                                                --------------                      --------------
                                                                                                                     95,122,347.67
                                                                                                                    ==============
IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Class A1                                                   0.00
                               Class A2                                                   0.00
                               Class A3                                                   0.00
                               Class A4                                         101,261,284.36
                               Class A5                                                   0.00
                                                                                --------------

Class A Monthly Interest                                                                                            101,261,284.36
                               Class A1 (Actual Number Days/360)                          0.00
                               Class A2                                                   0.00
                               Class A3                                                   0.00
                               Class A4                                             490,104.62
                               Class A5                                                   0.00
                                                                                --------------

Class A Monthly Principal
                               Class A1                                                   0.00
                               Class A2                                                   0.00
                               Class A3                                                   0.00
                               Class A4                                           6,138,936.69
                               Class A5                                                   0.00
                                                                                --------------
                                                                                                                      6,138,936.69

Ending Principal Balance of the Class A Notes
                               Class A1                                                   0.00
                               Class A2                                                   0.00
                               Class A3                                                   0.00
                               Class A4                                          95,122,347.67
                               Class A5                                                   0.00
                                                                                --------------
                                                                                                                    --------------
                                                                                                                     95,122,347.67
                                                                                                                    ==============
Class A5

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                              1,532,892.05
                                          Pool B                                                194,439.70
                                                                                              ------------
                                                                                                                      1,727,331.75
           Class B Overdue Interest, if any                                                           0.00
           Class B Monthly Interest - Pool A                                                      7,185.43
           Class B Monthly Interest - Pool B                                                        911.44

           Class B Overdue Principal, if any                                                          0.00
           Class B Monthly Principal - Pool A                                                         0.00
           Class B Monthly Principal - Pool B                                                         0.00
                                                                                              ------------
                                                                                                                              0.00
           Ending Principal Balance of the Class B Notes
                                          Pool A                                              1,532,892.05
                                          Pool B                                                194,439.70
                                                                                              ------------          --------------
                                                                                                                      1,727,331.75
                                                                                                                    ==============

VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                          Pool A                                              3,062,642.94
                                          Pool B                                                388,480.97
                                                                                              ------------
                                                                                                                      3,451,123.91
           Class C Overdue Interest, if any                                                           0.00
           Class C Monthly Interest - Pool A                                                     14,606.25
           Class C Monthly Interest - Pool B                                                      1,852.73

           Class C Overdue Principal, if any                                                          0.00
           Class C Monthly Principal - Pool A                                                         0.00
           Class C Monthly Principal - Pool B                                                         0.00
                                                                                              ------------
                                                                                                                              0.00
           Ending Principal Balance of the Class C Notes
                                          Pool A                                              3,062,642.94
                                          Pool B                                                388,480.97
                                                                                              ------------          --------------
                                                                                                                      3,451,123.91
                                                                                                                    ==============

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                              2,041,761.92
                                          Pool B                                                258,987.30
                                                                                              ------------
                                                                                                                      2,300,749.22
           Class D Overdue Interest, if any                                                           0.00
           Class D Monthly Interest - Pool A                                                     10,567.82
           Class D Monthly Interest - Pool B                                                      1,340.48

           Class D Overdue Principal, if any                                                          0.00
           Class D Monthly Principal - Pool A                                                         0.00
           Class D Monthly Principal - Pool B                                                         0.00
                                                                                              ------------
                                                                                                                              0.00
           Ending Principal Balance of the Class D Notes
                                          Pool A                                              2,041,761.92
                                          Pool B                                                258,987.30
                                                                                              ------------            ------------
                                                                                                                      2,300,749.22
                                                                                                                      ============

VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                          Pool A                                              2,553,773.03
                                          Pool B                                                323,933.37
                                                                                              ------------
                                                                                                                      2,877,706.40
           Class E Overdue Interest, if any                                                           0.00
           Class E Monthly Interest - Pool A                                                     19,093.71
           Class E Monthly Interest - Pool B                                                      2,421.94

           Class E Overdue Principal, if any                                                          0.00
           Class E Monthly Principal - Pool A                                                         0.00
           Class E Monthly Principal - Pool B                                                         0.00
                                                                                              ------------
                                                                                                                              0.00
           Ending Principal Balance of the Class E Notes
                                          Pool A                                              2,553,773.03
                                          Pool B                                                323,933.37
                                                                                              ------------            ------------
                                                                                                                      2,877,706.40
                                                                                                                      ============

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                              3,369,079.55
                                          Pool B                                                429,989.59
                                                                                              ------------
                                                                                                                     3,799,069.14
           Residual Interest - Pool A                                                                 0.00
           Residual Interest - Pool B                                                                 0.00

           Residual Principal - Pool A                                                                0.00
           Residual Principal - Pool B                                                                0.00                   0.00

           Ending Residual Principal Balance
                                          Pool A                                              3,369,079.55           ------------
                                          Pool B                                                429,989.59           3,799,069.14
                                                                                              ------------           ============

X.    PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                            43,087.70
            - Collection period Trustee Fee                                                                             (5,410.94)
            - Servicer Advances reimbursement                                                                          267,698.81
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                           94,216.23
                                                                                                                     ------------
           Total amounts due to Servicer                                                                               399,591.80
                                                                                                                     ============

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                101,947,448.73

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               3,796,242.03

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
            ending of the related Collection Period                                                                    98,151,206.70
                                                                                                                      ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                          3,213,880.74

             - Principal portion of Prepayment Amounts                                                   21,569.38

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                              560,791.91

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00

                                                                                                      ------------
                                             Total Decline in Aggregate Discounted Contract Balance   3,796,242.03
                                                                                                      ============

POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                 12,953,073.23

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                                 634,509.66

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
            ending of the related Collection Period                                                                    12,318,563.57
                                                                                                                      ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                            623,533.91

             - Principal portion of Prepayment Amounts                                                   10,975.75

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                                  0.00
                                                                                                      ------------
                                             Total Decline in Aggregate Discounted Contract Balance     634,509.66
                                                                                                      ============
                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     110,469,770.27
                                                                                                                      ==============

                           DVI RECEIVABLES XIV 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2003

XII.   CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

   POOL A
                                                       Discounted                                           Discounted
   Lease #                                            Present Value                      Lease #           Present Value
   ----------------------------------------------------------------                 -----------------      --------------
#* 2858-001 (08/03)                                    2,516,760.25
#* 2003899-001 (09/03)                                       449.04
#* 2006312-001 (11/03)                                    33,653.23
#* 2857-001 (12/03)                                      552,148.08
#* 2004318-001 (12/03)                                     8,532.93
#* 2005017-002 (12/03)                                       110.90
                                                                                    -----------------
                                                                      Totals:           $3,111,654.43

POOL B
                                                    Discounted                                            Discounted
Lease #                                            Present Value                      Lease #           Present Value
----------------------------------------------------------------                 -----------------      ---------------
                                                                                 -----------------
                                                                      Totals:                $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                                              $  3,111,654.43
b) ADCB AT CLOSING DATE                                                                                 325,093,057.74
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                                                    0.96%

* ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A NONRECOVERABLE ADVANCE

# NONRECOVERABLE

                           DVI RECEIVABLES XIV 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2003

XIII.   CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A
                    Repurchases                                 $ 13,245,573.06

                    Substitutions                               $ 11,381,843.19

POOL B
                    Repurchases                                 $  2,153,767.98

                    Substitutions                               $             -

                                                                ---------------
TOTAL                                                           $ 26,781,184.23


a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT               $ 26,781,184.23
                    CONTRACTS REPURCHASED
b) ADCB AT  CLOSING DATE                                         325,093,057.74
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                           8.24%

* ANY DELINQUENT CONTRACT

  THE SERVICER HAS REPURCHASED FROM THE POOL

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 11, 2003

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                                            Predecessor
                                                                                   Discounted    Predecessor      Discounted
Lease #               Lessee Name                                                 Present Value    Lease #       Present Value
----------------------------------------------------------------------            -------------  -----------    ---------------
         3355-004                                                                 $1,178,581.83  4424-401       $  1,264,331.32
                               CASH                                               $  520,726.22  4424-402       $    434,976.73

                                                                                  -------------                 ---------------
                                                                        Totals:   $1,699,308.05                 $  1,699,308.05

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $  1,699,308.05
b) ADCB OF POOL A AT CLOSING DATE                                                                               $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.62%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES            NO   X
                                                                                        _____       _____


POOL B                                                                                                            Predecessor
                                                                                   Discounted    Predecessor      Discounted
Lease #               Lessee Name                                                 Present Value    Lease #       Present Value
----------------------------------------------------------------------            -------------  -----------    ---------------
                               NONE

                                                                                  -------------                 ---------------
                                                                        Totals:       $0.00                     $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                               $ 52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
    AGENCY APPROVES)                                                                                                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
   (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
   BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES         NO   X
                                                                                                     _____      _____


                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING
    (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING                                                                                  Predecessor
                                                                                   Discounted    Predecessor      Discounted
         Lease #           Lessee Name                                           Present Value     Lease #       Present Value
         -------------------------------------------------------------           --------------  -----------    ---------------
         2707-201                                                                  1,045,934.66  2041-203          3,154,026.34
         2707-202                                                                    491,545.72
         2708-201                                                                  1,305,725.82
         2706-202                                                                     90,653.94
         2706-207                                                                    215,544.48
                           Cash                                                        4,621.72  2869-001          2,037,442.62
         3271-002                                                                  2,317,472.63  2769-001          2,940,134.55
         3702-003                                                                  2,946,305.69  2770-001          3,087,098.20
         3714-001                                                                  1,470,213.52  2002918-002          25,199.70
         3718-006                                                                  1,893,050.93  2004445-001          85,324.68
                                                                                                 2002452-001          52,617.10
                                                                                 --------------                 ---------------
                                                                         Totals: $11,781,069.11                 $ 11,381,843.19

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                          11,381,843.19
         b) ADCB OF POOL A AT CLOSING DATE                                                                      $272,767,516.82
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  4.17%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES            NO     X
                                                                                                     _______        _______

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                            Predecessor
                                                                                    Discounted   Predecessor      Discounted
         Lease #           Lessee Name                                            Present Value    Lease #       Present Value
         -------------------------------------------------------------            -------------  -----------    ---------------
                           NONE
                                                                                     ----------                 ---------------
                                                                        Totals:      $     0.00                 $          0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                           $          0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                      $ 52,325,540.92
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
          (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A
          BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES            NO     X
                                                                                                     _______        _______

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2003


XVI. POOL PERFORMANCE MEASUREMENTS

1.         AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                   TOTAL OUTSTANDING CONTRACTS
   This Month                                        17,929,262.05  This Month                    110,469,770.27
   1 Month Prior                                     15,000,540.31  1 Month Prior                 114,900,521.96
   2 Months Prior                                     4,242,716.65  2 Months Prior                118,921,110.67

   Total                                             37,172,519.01  Total                         344,291,402.90

   a) 3 MONTH AVERAGE                                12,390,839.67  b) 3 MONTH AVERAGE            114,763,800.97

   c) a/b                                                    10.80%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                                  Yes   X   No
                                                                                                                     ______   ______
3. Restricting Event Check

   A. A Delinquency Condition exists for current
       period?                                                                                                    Yes   X   No
                                                                                                                     ______   ______
   B. An Indenture Event of Default has occurred
       and is then continuing?                                                                                    Yes       No
                                                                                                                     ______   ______

4. Has a Servicer Event of Default occurred?                                                                      Yes       No
                                                                                                                     ______   ______

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                               Yes   X   No
                                                                                                                     ______   ______
   B. Bankruptcy, insolvency, reorganization;
       default/violation of any covenant or
       obligation not remedied within 90 days?                                                                    Yes       No
                                                                                                                     ______   ______
   C. As of any Determination date, the sum of all
       defaulted contracts since the Closing date
       exceeds 6% of the ADCB on the Closing Date?                                                                Yes       No  X
                                                                                                                     ______   ______

6. Aggregate Discounted Contract Balance at Closing Date                           Balance       $325,093,057.74
                                                                                                 ---------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                               TOTAL           % OF TOTAL
                                   A.D.C.B.                   A.D.C.B.          A.D.C.B.
                                   --------                   --------         ----------
30 Days Overdue                 16,808,279.79             110,469,770.27         15.215%
60 Days Overdue                  2,706,422.62             110,469,770.27          2.450%
90 Days Overdue                  4,108,616.48             110,469,770.27          3.719%
120 Days Overdue                10,391,845.86             110,469,770.27          9.407%
150 Days Overdue                 3,428,799.71             110,469,770.27          3.104%
180 Days Overdue                         0.00             110,469,770.27          0.000%